UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

K-FED BANCORP
(Exact Name of Registrant as Specified in its charter)

Federal	000-50592	20-0411486
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91722
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 19, 2010, Kaiser Federal Financial Group, Inc. (the “Company”), a Maryland corporation and the holding company for Kaiser Federal Bank (the “Bank”), announced the completion of the “second-step” conversion of the Bank from the mutual holding company to the stock holding company form of organization (the “Conversion”) and the related public offering by the Company.  A copy of the press release announcing the completion of the Conversion is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits
99.1 Press release dated November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-FED BANCORP

Date: November 19, 2010	By: /s/ Kay M. Hoveland
Kay M. Hoveland
President and Chief Executive Officer
(Duly Authorized Representative)